Hartford Life Insurance Company

Separate Account VL I

Supplement Dated May 17, 2007 to the Prospectuses Dated May 1, 2007

Stag Accumulator Variable Universal Life (Series I and I.5)	333-50280
Stag Protector Variable Universal Life (Series I and I.5)	333-94617
Stag Variable Life	033-53692
Stag Variable Life Artisan	333-07465
Stag Accumulator II Variable Universal Life	333-109529
Stag Protector II Variable Universal Life	333-109530
Hartford Quantum Life	333-110550
Hartford Quantum Life II	333-127379

Supplement Dated May 17, 2007 to Your Prospectus

Under the section entitled “The Funds” in your Prospectus, the following is added to the Franklin Small Cap Value Securities Fund under the column entitled “Investment Objective”:

Seeks long-term total return.

This supplement should be retained with the prospectus for future reference.

HV-6114